                                                                   EXHIBIT 10.36


                        SECOND AMENDMENT AND RESTATEMENT

         SECOND AMENDMENT AND RESTATEMENT, dated as of November 13, 2001 (this "AMENDMENT AND RESTATEMENT"), to that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 6, 2001 (the "EXISTING AGREEMENT", and as amended by this Amendment and Restatement, the "AMENDED AND RESTATED AGREEMENT"), among TEPPCO PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), the lenders party thereto and SunTrust Bank, as administrative agent for the lenders party thereto and as issuer of letters of credit (the "AGENT").

                              PRELIMINARY STATEMENT

         The Borrower, certain lenders and the Agent previously entered into the Existing Agreement. The Borrower and the other parties hereto (the "LENDERS") now wish to amend the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments set forth below. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

         SECTION 1. AMENDMENTS TO EXISTING AGREEMENT. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) Schedule 2 is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

                  (b) Paragraph (ii) of Section 3.2(c) is amended in its entirety to read as follows:

                  "The Borrower shall promptly notify the Administrative Agent upon the receipt of Net Cash Proceeds of any Asset Disposition or Recovery Event and, at any time that such Net Cash Proceeds received and not previously applied to any prepayment pursuant to this Section 3.2(c)(ii) shall equal or exceed $10,000,000, the Borrower shall prepay Borrowings, together with payment of any Funding Losses, and/or deposit funds in the Cash Collateral Account in respect of LC Outstandings pursuant to Section 12.1(d), as applicable, in an aggregate amount equal to 100% (without duplication) of such Net Cash Proceeds to the Borrowings and/or the cash collateralization of LC Outstandings pursuant to Section 12.1(d)."

         SECTION 2. CONDITIONS OF EFFECTIVENESS OF AMENDMENT AND RESTATEMENT.
Section 1 of this Amendment and Restatement shall become effective as of the date first set forth above when each of the following conditions shall have been fulfilled:

                  (i) all of the Lenders and the Borrower shall have executed and delivered to the Agent a counterpart of this Amendment and Restatement;

                  (ii) all of the Guarantors shall have executed and delivered the consent to this Amendment and Restatement in substantially the form of Exhibit B attached hereto;

                  (iii) the representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the date of effectiveness of this Amendment and Restatement as though made on and as of such date; and

                  (iv) the Borrower shall have delivered an opinion of counsel in form reasonably acceptable to the Agent.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Amended and Restated Agreement (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Existing Agreement being deemed to be a reference to this Amendment and Restatement and the Amended and Restated Agreement and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include this Amendment and Restatement and the Amended and Restated Agreement) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment and Restatement, that constitutes an Event of Default.

         SECTION 4. EFFECT ON THE CREDIT AGREEMENT. Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Existing Agreement, nor constitute a waiver of any provision of the Existing Agreement.

         SECTION 5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and Restatement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and Restatement. In addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, and agree to save the Lenders and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7. GOVERNING LAW. This Amendment and Restatement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        TEPPCO PARTNERS, L.P., as Borrower

                                        By TEXAS EASTERN PRODUCTS
                                           PIPELINE COMPANY, LLC, as General
                                           Partner

                                           By  /s/ CHARLES H. LEONARD
                                              ----------------------------------
                                                  Name:  Charles H. Leonard
                                                  Title: SVP, CFO & Treasurer



                                         SUNTRUST BANK, as Administrative Agent,
                                         LC Issuing Bank and Lender


                                         By  /s/ STEVE NEWBY
                                            ------------------------------------
                                              Name:  Steve Newby
                                              Title: Vice President





               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        UBS AG, STAMFORD BRANCH



                                        By  /s/ WILFRED V. SAINT
                                           -------------------------------------
                                           Name:  Wilfred V. Saint
                                           Title: Associate Director
                                                  Banking Products
                                                  Services, US





                                        By  /s/ ANTHONY N. JOSEPH
                                           -------------------------------------
                                           Name:  Anthony N. Joseph
                                           Title: Associate Director
                                                  Banking Products Services, US




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        BANK ONE, NA



                                        By  /s/  THOMAS OKAMOTO
                                           -------------------------------------
                                           Name:  Thomas Okamoto
                                           Title: Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        FIRST UNION NATIONAL BANK



                                        By  /s/ RUSSELL T. CLINGMAN
                                           -------------------------------------
                                           Name:  Russell T. Clingman
                                           Title: Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        THE BANK OF NEW YORK



                                        By  /s/ PETER W. KELLER
                                           -------------------------------------
                                           Name:  Peter W. Keller
                                           Title: Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        ROYAL BANK OF CANADA



                                        By  /s/ DAVID A. McCLUSKEY
                                           -------------------------------------
                                           Name:  David A. McCluskey
                                           Title: Manager




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By  /s/ BERNARD WEYMULLER
                                           -------------------------------------
                                           Name:  Bernard Weymuller
                                           Title: Senior Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH



                                        By  /s/ JEFFREY S. DAVIDSON
                                           -------------------------------------
                                           Name:  Jeffrey S. Davidson
                                           Title: Associate Director






                                        By  /s/ PAUL VERDI
                                           -------------------------------------
                                           Name:  Paul Verdi
                                           Title: Manager




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        INTENTIONALLY OMITTED




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        KBC BANK N.V.



                                        By  /s/ JEAN-PIERRE DIELS
                                           -------------------------------------
                                           Name:  Jean-Pierre Diels
                                           Title: First Vice President






                                        By  /s/  ERIC RASKIN
                                           -------------------------------------
                                           Name:  Eric Raskin
                                           Title: Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        BANK OF AMERICA, NATIONAL ASSOCIATION



                                        By  /s/ RONALD E. McKAIG
                                           -------------------------------------
                                           Name:  Ronald E. McKaig
                                           Title: Managing Director




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                        By  /s/ JAMES W. MASTERS
                                           -------------------------------------
                                           Name:  James W. Masters
                                           Title: Senior Vice President
                                                  and Manager




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        INTENTIONALLY OMITTED




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                        INTENTIONALLY OMITTED




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                      NATEXIS BANQUES POPULAIRES



                                      By  /s/ LOUIS P. LAVILLE, III
                                         ---------------------------------------
                                         Name:  Louis P. Laville, III
                                         Title: Vice President and Group Manager





                                      By  /s/ DANIEL PAYER
                                         ---------------------------------------
                                         Name:  Daniel Payer
                                         Title: Vice President




               SIGNATURE PAGE TO 3-YEAR AMENDMENT AND RESTATEMENT

                                    EXHIBIT A

                                   SCHEDULE 2

                             LENDERS AND COMMITMENTS




LENDER                                                       COMMITMENT

SunTrust Bank                                               $60,714,285.89
303 Peachtree St. N.E.
3rd Floor
Atlanta, GA  30308
Attn:    Steven J. Newby
         Vice President
Phone:   404-658-4916
Fax:     404-827-6270

Bank One, NA                                                $53,571,428.55
Mail Code IL1-0363
1 Bank One Plaza
Chicago, IL  60670
Attn:    Michele Cellini
         Assistant Vice President
Phone:   312-732-2651
Fax:     312-732-3055

First Union National Bank                                   $53,571,428.55
1001 Fannin Street, Suite 2255
Houston, TX  77002-6709
Attn:    Russell T. Clingman
         Vice President, Energy Investment Banking
Phone:   713-346-2716
Fax:     713-650-1071

UBS AG, Stamford Branch                                     $49,999,999.69
677 Washington Boulevard
Stamford, CT  06901
Attn:    Dorothy L. McKinley
         Director
Phone:   203-719-3158
Fax:     203-719-3092

The Bank of New York                                        $35,714,285.70
Oil & Gas Division
One Wall Street
New York, NY  10286
Attn:    Peter W. Keller
         Vice President
Phone:   212-635-7861
Fax:     212-635-7923

Credit Lyonnais New York Branch                             $35,714,285.70
1301 Avenue of the Americas
New York, NY  10019-6022
Attn:    Philippe Soustra
         Executive Vice President
Phone:   212-261-7000
Fax:     212-459-3170

Royal Bank of Canada                                        $35,714,285.70
(Royal Bank Financial Group)
Global Bank - Debt Products
2800 Post Oak Blvd.
Houston, TX  77056
Attn:    David McCluskey
         Manager
Phone:   713-403-5666
Fax:     713-403-5624

Westdeutsche Landesbank Gironzentrale, New York Branch      $28,571,428.56
1211 Avenue of the Americas
New York, NY  10036
Attn:    Duncan M. Robertson
         Director, Credit Department
Phone:   212-852-6107
Fax:     212-852-6148

Bank of America, National Association                       $17,857,142.85
Energy & Power - Houston
333 Clay Street, Suite 4550
Houston, TX  77002
Attn:    Mike Dillon
         Managing Director
Phone:   713-651-4903
Fax:     713-651-4904

KBC Bank N.V                                                $17,857,142.85
New York Branch
125 West 55th Street
New York, NY  10019
Attn:    Patrick A. Janssens
         Vice President
Phone:   212-541-0714
Fax:     212-541-0784

The Industrial Bank of Japan, Limited                       $10,714,285.71
Corporate Finance Division # 1
191 Peachtree St., N.E., Suite 3825
Atlanta, GA  30303-1757
Attn:    William D. LaDuca
         Vice President
Phone:   404-524-8770 ext. 105
Fax:     404-524-8509

Natexis Banque Populaires                                   $10,714,286.00
333 Clay Street, Suite 4340
Houston, TX  77002
Attn:    Parker Laville
         Vice President and Group Manager
Phone:   713-759-9401
Fax:     713-759-9908

TOTAL COMMITMENTS                                           $410,714,285.75

                                    EXHIBIT B

                                 FORM OF CONSENT


                          Dated as of November 13, 2001



         The undersigned, [NAME OF GUARANTOR] (the "COMPANY"), as guarantor under the Guaranty, dated as of April 6, 2001, made by the Company to SunTrust Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") party to the 3-Year Amended and Restated Credit Agreement, dated as of April 6, 2001, as amended as of September 28, 2001 (as amended, the "CREDIT AGREEMENT"), among TEPPCO Partners, L.P. (the "Borrower"), the Lenders and the Administrative Agent, hereby consents to the amendment and restatement of the Credit Agreement by the Second Amendment and Restatement, dated as of November 13, 2001 (the "AMENDMENT AND RESTATEMENT"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment and Restatement, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and Restatement and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                              [NAME OF GUARANTOR]


                              By
                                 -----------------------------------------
                                 Name:
                                 Title: